FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 3, 2002
                                                  ------------------------------

                                 XOX Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware               333-05112-C                93-0898539
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (I.R.S. Employer
 of incorporation)                 File Number)            Identification No.)


  1325 East 79th Street, Suite 6, Bloomington, Minnesota                   55425
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code: (952) 876-0527
                                                    ----------------------------

        12400 Whitewater Drive, Suite 2040, Minnetonka, Minnesota 55343
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

        The information set forth in Exhibit 99.1 hereto is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial statements of businesses acquired. No financial statements are required to be filed as part of this Current Report on Form 8-K.

      (b) Pro forma financial information. No pro forma financial information is required to be filed as part of this Current Report on Form 8-K.

      (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

            99.1   Copy of news release of XOX Corporation dated July 8, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        XOX Corporation


                                           By: /s/ Richard L. Barnaby
                                           -------------------------------------
                                           Richard L. Barnaby
                                           President and Chief Executive Officer